UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported):     August 19, 2008
						       ---------------


                     Strategic Gaming Investments, Inc.
	    	     ---------------------------------
           (Exact name of registrant as specified in its charter)

               Delaware                   000-09047        20-3454263
	       --------                   ---------        ----------
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)

        2580 Anthem Village Rd., Henderson, NV                89052
        --------------------------------------	              -----
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:      702-399-9777
							 ------------
                               Not Applicable
			       --------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



















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	         CONTROL NUMBER.



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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

STOCK DIVIDEND

        On August 20, 2008, Strategic Gaming Investments, Inc. (the "Company"), a Delaware Corporation, announced that the Company would be issuing a dividend to its shareholders of its ownership interest in Strategic Gaming Investments, Inc., a Nevada Corporation to shareholders.

The dividend will take the form of a dividend certificate representing restricted common stock, which will be distributed to the Company's beneficial stockholders of record as of the record date, which is September 3, 2008.

The stock dividend will be distributed to owners of the Company's common stock as of the record date in a ratio of one share of dividend stock in, for every 5 shares of common stock held by Strategic Gaming Investments, Inc. shareholders.

Certificates for the dividend stock will be mailed from the transfer agent soon after the record date.

REVERSE SPLIT

        On August 18, 2008, our Board of Directors authorized a reverse stock split of the outstanding common stock on the basis of one share for every twenty shares currently issued and outstanding, effective September 5, 2008 (the "Effective Date"). Each twenty shares of common stock of the Company outstanding on the Effective Date will be converted automatically into a single share of common stock. There will not be a change in the par value of the common stock of Strategic Gaming. To avoid the existence of fractional shares of common stock, if a stockholder would otherwise be entitled to receive a fractional share, the number of shares to be received will be rounded up to the next whole share.

    Stockholders will hold the same percentage interest in Strategic Gaming as they hold prior to the reverse stock split (subject only to minor variations as a result of the rounding of fractional shares), but their interest will be represented by one-twentieth as many shares. For instance, if a stockholder presently owns 20 shares, after the reverse stock split they will own 1 share (20 divided by 20 equals 1 share). In no event will stockholders be reversed below one whole share.

   An increase in per share price of Strategic Gaming's common stock, which Strategic Gaming expected as a consequence of the reverse stock split, may also enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which Strategic Gaming might be able to obtain additional financing. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the common stock increases as a result of the reverse stock split, some of these concerns may be alleviated.

    While the reduction in the number of outstanding shares of common stock caused by the reverse stock split may initially increase the per share market price of the common stock, there can be no assurance that the market price of the common stock will continue to reflect proportionately the reverse stock split, that any particular price may be achieved, or that any price gain will be sustained in the future.

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POTENTIAL DISADVANTAGES TO THE REVERSE STOCK SPLIT

    Reduced Market Capitalization. Theoretically, the overall value of the Company will not change as a result of the reverse stock split. However, a reverse stock split is sometimes viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company.

     Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced to one-twentieth of the number previously held. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split may increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

FEDERAL INCOME TAX CONSIDERATIONS

   The following discussion is provided by the Company as an aid to stockholder understanding of the general effect of the reverse split. The Company does not provide tax advice to particular stockholders. Accordingly, stockholders should consult with their tax advisor as to the effect of the reverse split on individual holdings.

    The Company has been advised that neither the Company nor its stockholders will recognize any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date of the reverse stock split. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested. There is no assurance that the IRS would agree with the conclusions set forth in this discussion. This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax- exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

    This discussion does not address other factors including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements - N/A

      (b)   Exhibits.

            (i)   Press Release announcing the Dividend











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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      STRATEGIC GAMING INVESTMENTS, INC.

                              (Registrant)

Date:  August 20, 2008
                      By: /s/ Lawrence S. Schroeder
			  -------------------------
                          Lawrence S. Schroeder
                      Its:Chief Executive Officer, President and Director








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